UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

THESTREET.COM, INC.

(Exact name of registrant as specified in its charter)

                          DELAWARE
(State or other jurisdiction of incorporation)

0-25779 (Commission File Number)	06-1515824 (IRS Employer Identification No.)

14 WALL STREET
15TH FLOOR

NEW YORK, NEW YORK 10005 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 321-5000

NA (Former name or former address, if changed since last report)

Item 7. Exhibits.

Exhibit 99.1 Press Release dated July 22, 2004

Item 12. Results of Operations and Financial Condition.

On July 22, 2004, TheStreet.com, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2004. A copy of the Company’s press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Current Report, including the exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET.COM, INC. (Registrant)
	By:	/s/ Thomas J. Clarke, Jr.

July 22, 2004 Date		Thomas J. Clarke, Jr. Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated July 22, 2004